Commitments and Contingencies	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

27. COMMITMENTS AND CONTINGENCIES

  Commitments

As at December 31, 2017, contractual commitments (excluding pensions and other post-retirement obligations, convertible debentures, long-term debt and AROs) for each of the next five years and in aggregate thereafter consisted of the following:

millions of Canadian dollars	2018	2019	2020	2021	2022	Thereafter	Total
Purchased power (1)	$234	$216	$212	$209	$206	$2,148	$3,225
Transportation (2)	451	298	264	184	172	1,339	2,708
Fuel and gas supply	527	176	50	41	-	-	794
Capital projects	413	88	-	-	-	-	501
Long-term service agreements (3)	75	65	34	44	35	180	433
Equity investment commitments (4)	15	5	190	-	-	-	210
DSM	63	28	18	18	18	-	145
Leases and other (5)	43	12	10	7	4	61	137
	$1,821	$888	$778	$503	$435	$3,728	$8,153
(1) Annual requirement to purchase electricity production from independent power producers or other utilities over varying contract lengths.
(2) Purchasing commitments for transportation of fuel and transportation capacity on various pipelines.
(3) Maintenance of certain generating equipment, services related to a generation facility and wind operating agreements, outsourced management of computer and communication infrastructure and vegetation management.
(4) Emera has a commitment in connection with the Federal Loan Guarantee to complete construction of the Maritime Link. Thirty per cent of the financing of this project will come from Emera as equity. Emera also has a commitment to make equity contributions to the Labrador Island Link Limited Partnership upon draw requests from the general partner. The amounts forecasted are a combination of equity investments for both projects and are subject to change in both timing and amounts as the projects advance through construction.
(5) Operating lease agreements for office space, land, plant fixtures and equipment, telecommunications services, rail cars and vehicles.

NSPI has a contractual obligation to pay NSPML for the use of the Maritime Link over approximately 37 years. The UARB has approved NSPI to pay NSPML approximately $110 million and $111 million in 2018 and 2019, respectively. After 2019, the timing and amounts payable to NSPML will be subject to a regulatory filing with the UARB which will be filed no later than 2019 and closer to the timing of the Muskrat Falls project completion.

Legal Proceedings

Emera Florida and New Mexico

TECO Coal

TECO Coal was sold by TECO Energy on September 21, 2015 to Cambrian Coal Corporation (“Cambrian”), prior to Emera’s acquisition of TECO Energy. On March 18, 2016, Cambrian delivered a notice of a purported claim to TECO Diversified. The claim asserted breach of certain representations, and fraud and willful misconduct in connection therewith, of the Securities Purchase Agreement dated September 21, 2015 by and between TECO Diversified and Cambrian related to the purchase of TECO Coal by Cambrian. While the outcome of such matter is uncertain, management does not believe its ultimate resolution will have a material adverse effect on the Company’s results of operations, financial condition or cash flows.

TECO Guatemala Holdings (“TGH”)

In 2013, the International Centre for the Settlement of Investment Disputes (“ICSID”) Tribunal hearing the arbitration claim of TGH, a wholly owned subsidiary of TECO Energy, against the Republic of Guatemala (Guatemala) under the Dominican Republic Central America – United States Free Trade Agreement, issued an award in the case (“the Award”). The ICSID Tribunal unanimously found in favour of TGH and awarded damages to TGH of approximately $21 million USD, plus interest from October 21, 2010 at a rate equal to the U.S. prime rate plus two per cent.  This award was upheld in subsequent annulment proceedings in 2016 and, in addition, TGH’s application for partial annulment of the award was granted, and Guatemala was ordered to pay certain costs relating to the annulment proceedings. As a result, TGH had the right to resubmit its arbitration claim against Guatemala to seek additional damages (in addition to the previously awarded $21 million USD), as well as additional interest on the $21 million USD, and its full costs relating to the original arbitration and the new arbitration proceeding.

On September 23, 2016, TGH filed a request for resubmission to arbitration. On October 3, 2016, ICSID issued a notice of registration for TGH’s request for resubmission.  A new tribunal has been constituted and it issued its first procedural order.  TGH’s memorial was filed on September 1, 2017.  Guatemala’s counter-memorial was filed on February 2, 2018. In addition, TGH has sued Guatemala in Washington, D.C. court to enforce the $21 million USD due and owing.  Results to date do not reflect any benefit.

Superfund and Former Manufactured Gas Plant Sites

TEC, through its Tampa Electric and PGS divisions, is a potentially responsible party (“PRP”) for certain superfund sites and, through its PGS division, for certain former manufactured gas plant sites. While the joint and several liability associated with these sites presents the potential for significant response costs, as at December 31, 2017, TEC has estimated its ultimate financial liability to be $38 million ($30 million USD), primarily at PGS. This amount has been accrued and is primarily reflected in the long-term liability section under “Other long-term liabilities” on the Consolidated Balance Sheets. The environmental remediation costs associated with these sites are expected to be paid over many years.

The estimated amounts represent only the portion of the cleanup costs attributable to TEC. The estimates to perform the work are based on TEC’s experience with similar work, adjusted for site-specific conditions and agreements with the respective governmental agencies. The estimates are made in current dollars, are not discounted and do not assume any insurance recoveries.

In instances where other PRPs are involved, most of those PRPs are creditworthy and are likely to continue to be creditworthy for the duration of the remediation work. However, in those instances that they are not, TEC could be liable for more than TEC’s actual percentage of the remediation costs. Factors that could impact these estimates include the ability of other PRPs to pay their pro-rata portion of the cleanup costs, additional testing and investigation which could expand the scope of the cleanup activities, additional liability that might arise from the cleanup activities themselves or changes in laws or regulations that could require additional remediation. Under current regulations, these costs are recoverable through customer rates established in subsequent base rate proceedings. The FPSC has approved, as part of the PGS depreciation settlement, an agreement to accelerate the amortization of the regulated asset associated with this reserve.

Emera Maine

From 2011 to 2016, four separate complaints have been filed with the FERC to challenge the ISO-New England Open Access Transmission Tariff-allowed based ROE.   The first complaint, filed by a group including the Attorney General of Massachusetts, New England utilities commissions, state public advocates and end users, has been remanded to the FERC by the US Court of Appeals for further proceedings.  A decision by FERC on the second and third complaints, brought by a group of consumer advocates and by a group of state commissions, state public advocates and end users respectively (“the ENE and MA AG II Cases”), is expected in 2018.  The fourth complaint was filed by the Eastern Massachusetts Consumer-Owned Systems (“EMCOS”). Emera Maine has recorded a reserve of $4 million USD for the ENE and MA AG II Cases. These reserves have been recorded as “Regulatory liabilities” on the Consolidated Balance Sheets and as a reduction to “Operating revenues – regulated electric” on the Consolidated Statements of Income.  The reserve was calculated based on Emera Maine’s best estimate of the probable outcome.  No reserve has been made in relation to the first complaint or the EMCOS complaint due to the uncertainty of the outcomes.

Other Legal Proceedings

Emera and its subsidiaries may, from time to time, be involved in other legal proceedings, claims and litigation that arise in the ordinary course of business which the Company believes would not reasonably be expected to have a material adverse effect on the financial condition of the Company.

Principal Financial Risks and Uncertainties

In this section, Emera describes some of the principal financial risks management believes could materially affect the Company in the normal course of business. Risks associated with derivative instruments and fair value measurements are discussed further in note 14 and note 15.

Sound risk management is an essential discipline for running the business efficiently and pursuing the Company’s strategy successfully. Emera has a business-wide risk management process, monitored by the Board of Directors, to ensure a consistent and coherent approach to risk management.

Foreign Exchange Risk

The Company is exposed to foreign currency exchange rate changes. Emera operates globally, with an increasing amount of the Company’s adjusted net income earned outside of Canada. As such, Emera is exposed to movements in exchange rates between the Canadian dollar and, particularly, the US dollar, which could positively or adversely affect results.

Consistent with the Company’s risk management policies, Emera manages currency risks through matching US denominated debt to finance its US operations and uses short-term foreign currency derivative instruments to hedge specific transactions. The Company enters into foreign exchange forward and swap contracts to limit exposure on certain foreign currency transactions such as fuel purchases, revenues streams, capital expenditures and projects. The regulatory framework for the Company’s rate-regulated subsidiaries permits the recovery of prudently incurred costs, including foreign exchange.

The Company does not utilize derivative financial instruments for foreign currency trading or speculative purposes, or to hedge the value of its investments in foreign subsidiaries. Exchange gains and losses on net investments in foreign subsidiaries are included in AOCI.

Capital Market and Liquidity Risk

Emera’s operations and projects in development require significant capital investments in property, plant and equipment. Consequently, Emera is an active participant in the debt and equity markets. Any disruption in capital markets could have a material impact on Emera’s ability to fund its operations. Capital markets are global in nature and are affected by numerous events throughout the world economy. Capital market disruptions could prevent Emera from issuing new securities or cause the Company to issue securities with less than preferred terms and conditions.

Emera is subject to financial risk associated with changes in its credit ratings. There are a number of factors that rating agencies evaluate to determine credit ratings, including the company’s business and regulatory framework, the ability to recover costs and earn returns, diversification, leverage, and liquidity. A change to a credit rating as a result of changes in any of these items could result in higher interest rates in future financings, increase borrowing costs under certain existing credit facilities, limit access to the commercial paper market or limit the availability of adequate credit support for subsidiary operations.

Liquidity risk relates to Emera’s ability to ensure sufficient funds are available to meet its financial obligations. Emera manages this risk by forecasting cash requirements on a continuous basis to determine whether sufficient funds are available. Liquidity and capital needs will be financed through internally generated cash flows, short-term credit facilities, and ongoing access to capital markets. The Company reasonably expects liquidity sources to exceed ordinary course capital needs.

Interest Rate Risk

Emera utilizes a combination of fixed and floating rate debt financing for operations and capital expenditures, resulting in an exposure to interest rate risk. Emera seeks to manage interest rate risk through a portfolio approach that includes the use of fixed and floating rate debt with staggered maturities. The Company will, from time to time, issue long-term debt or enter into interest rate hedging contracts to limit its exposure to fluctuations in floating interest rate debt.

For Emera’s regulated subsidiaries, the cost of debt is a component of rates and prudently incurred debt costs are recovered from customers. While regulatory ROE will generally follow the direction of interest rates, such that regulatory ROE’s are likely to fall in times of reducing interest rates and rise in times of increasing interest rates, albeit not directly and generally with a lag period reflecting the regulatory process. Rising interest rates may also negatively affect the economic viability of project development and acquisition initiatives.

Commodity Price Risk

A large portion of the Company’s fuel supply comes from international suppliers and is subject to commodity price risk. The Company manages this risk through established processes and practices to identify, monitor, report and mitigate these risks. Fuel contracts may be exposed to broader global conditions, which may include impacts on delivery reliability and price, despite contracted terms. The Company seeks to manage this risk through the use of financial hedging instruments and physical contracts and through contractual protection with counterparties, where applicable. In addition, the adoption and implementation of fuel adjustment mechanisms in its rate-regulated subsidiaries has further helped manage this risk, as the regulatory framework for the Company’s rate-regulated subsidiaries permits the recovery of prudently incurred fuel costs.

Income Tax Risk

The computation of the Company’s provision for income taxes is impacted by changes in tax legislation in Canada, the United States and the Caribbean.  Any such changes could affect the Company’s future earnings, cash flows, and financial position. The value of Emera’s existing deferred tax assets and liabilities are determined by existing tax laws and could be negatively impacted by changes in laws.  Although a reduction in the corporate income tax rate could result in lower future tax expense and tax payments, it would also reduce the value of the Company’s existing deferred tax assets and could result in a charge to earnings if written down. US tax reform legislation was enacted on December 22, 2017. Although some of the specific details have yet to be clarified, this legislation has had a negative impact on the Company’s 2017 financial results. Refer to the note 9 for further details. Emera monitors the status of existing tax laws to ensure that changes impacting the Company are appropriately reflected in the Company’s tax compliance filings and financial results.

Guarantees and Letters of Credit

As at December 31, 2017, Emera had several significant guarantees and letters of credit on behalf of third parties outstanding. The following guarantees and letters of credit are not included within the Consolidated Balance Sheets as at December 31, 2017.

TECO Coal was sold on September 21, 2015 to Cambrian Coal Corporation (“Cambrian”). Pursuant to the sales agreement, Cambrian is obligated to file, in respect of each mining permit, applications in connection with the change of control with the appropriate governmental entities. As each application is approved, Cambrian is required to post a bond or other appropriate collateral in order to obtain the release of the corresponding bond secured by the TECO Energy indemnity for that permit. As at December 31, 2017, TECO Energy had remaining indemnified bonds totaling $6 million ($5 million USD).

The amounts outlined above represent the maximum theoretical amounts that TECO Energy would be required to pay to the surety companies.

The Company is working with Cambrian on the process to replace the remaining bonds. Pursuant to the securities purchase agreement, Cambrian has the obligation to indemnify and hold TECO Energy harmless from any losses incurred that arise out of the coal mining permits during the period commencing on the closing date through the date all permit approvals are obtained.

As at December 31, 2017, Emera has a standby letter of credit in the amount of $21 million for the benefit of NSP Maritime Link Inc. (“NSPML”) to guarantee the performance of the obligations of the EUS-Rokstad joint venture. Rokstad Power has issued a separate letter of credit for the benefit of Emera for their portion of the work to be performed under the contract. EUS-Rokstad is a joint venture between EUS and Rokstad Power, formed for the purpose of constructing the high voltage direct current components of NSPML’s transmission line. EUS and Rokstad Power are jointly and severally liable for completion of the project. Subsequent to year end, NSPML has drawn the full amount of the letter of credit, which was funded without recourse to Emera.

Emera has standby letters of credit in the amount of $28 million USD for the benefit of secured parties in connection with a refinancing of the Bear Swamp joint venture and also to third parties that have extended credit to Emera and its subsidiaries. These letters of credit typically have a one-year term and are renewed annually as required.

Emera Reinsurance Limited has issued a standby letter of credit to secure its obligations under reinsurance agreements. The letter of credit expires in December 2018 and is renewed annually.  The amount committed as of December 31, 2017 was $6 million USD.

Emera Inc., on behalf of NSPI, has a standby letter of credit to secure obligations under an unfunded pension plan. The letter of credit expires in June 2018 and is renewed annually. The amount committed as at December 31, 2017 was $51 million.

Collaborative Arrangements

For the years ended December 31, 2017 and 2016, the Company has identified the following material collaborative arrangements:

Through NSPI, the Company is a participant in three wind energy projects in Nova Scotia. The percentage ownership of the wind project assets is based on the relative value of each party’s project assets by the total project assets. NSPI has power purchase arrangements to purchase the entire net output of the projects and, therefore, NSPI’s portion of the revenues are recorded net within regulated fuel for generation and purchased power. NSPI’s portion of operating expenses is recorded in OM&G expenses. In 2017, NSPI recognized $18 million net expense (2016 - $18 million) in “Regulated fuel for generation and purchased power” and $3 million (2016 - $5 million) in OM&G.